UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 20, 2026
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01. Other Events.

As previously disclosed, on December 13, 2024, BlueOval SK, LLC (“BOSK”), a joint venture company formed by Ford Motor Company (“Ford” or “Company”), SK On Co., Ltd. (“SK On”), and SK Battery America, Inc. (“SKBA,” a wholly owned subsidiary of SK On) to build and operate an EV battery plant in Tennessee and two EV battery plants in Kentucky, entered into a Loan Arrangement and Reimbursement Agreement (the “BOSK DOE Loan Agreement”) pursuant to which the U.S. Department of Energy (“DOE”) agreed to arrange for the Federal Financing Bank to purchase a note or notes from BOSK and to make advances from time to time thereunder up to $9,633,040,000 (the “BOSK DOE Loan”) to finance the construction of battery manufacturing plants in Tennessee and Kentucky. Advances totaling $7,835,540,000 were subsequently made to BOSK.

In conjunction with the BOSK DOE Loan Agreement, on December 13, 2024, each of Ford, SK On, SKBA, and SK Innovation Co., Ltd., entered into a Sponsor Support, Share Retention and Subordination Agreement (the “SSA”) with BOSK and DOE. Under the SSA, Ford agreed to guarantee 50% of BOSK’s payment obligations under the BOSK DOE Loan.

Also as previously disclosed, on December 9, 2025, Ford, SK On, SKBA, and BOSK entered into a Joint Venture Disposition Agreement. On May 20, 2026, closing on the transactions contemplated by the Joint Venture Disposition Agreement occurred and, in conjunction with the closing, Ford’s membership interest in BOSK was redeemed; Ford’s requirement to contribute up to $6.6 billion in capital to BOSK over a five-year period ending in 2026 was terminated; a wholly owned subsidiary of Ford, Ford Energy Battery LLC (“FEB”), acquired from BOSK all of BOSK’s interests in the two battery plants located in Kentucky, subject to the existing liens in favor of DOE; Ford was released from its obligations under the SSA; and Ford assumed from BOSK all obligations under the $3,805,040,000 promissory note payable to DOE related to the single Kentucky plant for which advances were made and entered into a Loan Arrangement and Reimbursement Agreement with DOE (the “Ford DOE Loan Agreement”). The Ford DOE Loan Agreement is attached hereto as Exhibit 10 and is incorporated by reference herein.

The interest rate for the loan is 4.814% per annum. Quarterly interest only payments are required through January 15, 2030, with quarterly principal and interest payments required commencing on April 15, 2030 through July 15, 2040, the final maturity date.

The Ford DOE Loan Agreement contains representations, warranties, affirmative covenants, and negative covenants, many of which are substantially similar to those in Ford’s existing Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, as amended and restated as of April 30, 2015, and as further amended and restated as of September 29, 2021 (and as amended, supplemented, or otherwise modified from time to time, the “Existing Credit Agreement”), as well as certain representations and covenants required in connection with loans arranged by DOE. The affirmative covenants include delivery of Ford’s financial statements, delivery of compliance certificates and notices of default, and maintenance of Ford’s automotive business and corporate existence. The negative covenants, subject to certain exceptions, include limitations on Ford’s ability to merge or consolidate with another person, a limitation on liens, a negative pledge, a limitation on sale-leaseback transactions, and limitations on transactions that FEB may enter into. The Ford DOE Loan Agreement also contains a negative covenant substantially similar to the liquidity covenant in the Existing Credit Agreement requiring that Ford not permit Available Liquidity (as defined in the Ford DOE Loan Agreement) to be less than $4,000,000,000.

The Ford DOE Loan Agreement includes events of default specific to the Project (as defined in the Ford DOE Loan Agreement) as well as events of defaults that are substantially similar to those in Ford’s Existing Credit Agreement or otherwise required in connection with a secured loan arranged by DOE, including:

•Any representation or warranty is materially incorrect;
•Breach of covenants, subject to grace periods consistent with the Existing Credit Agreement;
•Cross-payment default with respect to debt for borrowed money of Ford or any significant guarantor in an aggregate outstanding principal amount of $1,000,000,000 or more;

•Cross-acceleration to indebtedness for borrowed money of Ford or any significant guarantor with an aggregate outstanding principal amount of $1,000,000,000 or more;
•The security documents shall fail to provide the liens, security interests, and rights intended to be created thereby (including the priority intended to be created thereby) or cease to be in full force and effect;
•Bankruptcy of Ford, Ford Motor Credit Company LLC, Ford Canada, or any significant guarantor;
•Occurrence of certain ERISA events; and
•U.S. judgments against Ford or any significant guarantor not vacated, discharged, satisfied, stayed, or bonded pending appeal within 60 days, that involve a liability of either (a) $100,000,000 (or the foreign currency equivalent thereof) or more, in the case of any single judgment or decree or (b) $200,000,000 (or the foreign currency equivalent thereof) or more in the aggregate.

The foregoing description does not constitute a complete summary of the Ford DOE Loan Agreement and is qualified by reference to the full text of the Ford DOE Loan Agreement.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 10	Loan Arrangement and Reimbursement Agreement dated as of	Filed with this Report
May 20, 2026*

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 21, 2026	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*	Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and is the type of information that the Company customarily and actually treats as private and confidential.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.